Investor Presentation

August 2022

HIREQUEST INC.™

Safe Harbor Statement

This presentation and other documents referenced herein include, and our officers and representatives may from time to time make or provide, certain estimates and other forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act including, among others, statements with respect to the Company's future revenues, including opportunities to expand revenues without compromising margins, system-wide sales, earnings and income, profitability, the impact of any global pandemic including the coronavirus disease ("COVID-19"), strategies, including with respect to future acquisitions and conversion to franchises, system sales, revenue, expenses, or income at the corporate or franchisee level, our plans to expand geographically and increase national accounts, prospects, the benefits of our California trademark license arrangement, capital outlays, consequences, and all other statements that are not purely historical and that may constitute statements of future expectation. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "effect," "strategy," "future," "likely," "may," "should," "will," and similar references to future periods. While we believe these statements are accurate, forward-looking statements are not historical facts and are inherently uncertain. They are based only on current beliefs, expectations, and assumptions regarding the future of our business, future plans, and strategies, projections, anticipated events and trends, the economy, and other future conditions. We cannot assure you that these expectations will occur, and our actual results may be significantly different. You should not place undue reliance on forward-looking statements. Factors that may cause actual results to differ materially from those contemplated in any forward-looking statements made by us are sometimes presented within the forward-looking statements themselves or are otherwise discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the year ended December 31, 2021 that is available on our website: http://www.hirequest.com or on the SEC's website. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. The Company disclaims any obligation to update or revise any forward-looking statement, whether written or oral, that may be made from time to time, based on the occurrence of future events, the receipt of new information, or otherwise, except as required by law.

225+	168+	6000+
Locations	Franchisees	Clients Nationwide

National Reach, Local Ownership

- **Leading national franchisor** of direct dispatch, executive search, and commercial staffing services
- Profitable franchise-business model with **multiple growth drivers**
- **Proprietary, purpose-built software** supports franchisees

Investor Highlights

Strong Financial Performance

- Multiple recurring revenue streams
- Strong balance sheet with low debt
- Franchise-centric model proved resilient to pandemic
- Quarterly dividend

Differentiated Franchisor Model

- Profitable, franchise-centric model yields substantial operating leverage as the business grows
- Higher margins and less volatility than non-franchised staffing companies
- Asset light, scalable operations

Organic & Acquisitive Growth

- 18 new organic locations (net) opened since the beginning of 2021
- 7 acquisitions since beginning of 2021
- Franchise model replicable outside of HQI's current core markets

Staffing Solutions Leader with Diverse Service Offerings

Direct Dispatch Staffing	HireQuest Direct	▪ Flexible labor solutions, per diem ▪ **Key Client Verticals:** construction, hospitality, landscaping, janitorial, special events
Commercial Staffing	Snelling HireQuest Link	▪ Short and long-term labor solutions ▪ **Staffing Services:** skilled trades, permanent placement, medical ▪ **Key Client Verticals:** warehousing/logistics, hospitals, manufacturing, office workers, retail
Executive & Professional Search	Northbound Executive Search	▪ Executive and professional placement solutions tailored specifically to client expectations ▪ **Staffing Services:** executive search, short-term consulting ▪ **Key Client Verticals:** accounting & finance, legal & compliance, consulting/temporary
Vertical-Focused Staffing	DriverQuest HireQuest Health	▪ Labor solutions coupled with industry specific knowledge ▪ **Staffing Services:** on-demand, temp-to-hire, permanent placement ▪ **Key Client Verticals:** trucking (long-haul and last-mile), dental, and medical

HireQuest Targeting 89% of the Total Staffing Market

Current offerings target virtually all segments of the $168 billion staffing and recruiting market


HireQuest Direct
HireQuest
IT 11%
Health Care 8%
Professional 21%
Office / Clerical 24%
Light Industrial / Blue-Collar 36%
$60B TAM
IT 11%
Health Care 8%
Professional 21%
Office / Clerical 24%
Light Industrial / Blue-Collar 36%
$150B TAM

HireQuest Direct

HireQuest

+

Snelling

Link

DentalPower

Dickason

The Dubin Group

Northbound Executive Search

Source: American Staffing Association – 2021 National Staffing Statistics – measured by sales

Coast-to-Coast Coverage


8
1
1
1
6
1
4
4
3
1
1
2
3
2
2
3
10
2
4
2
4
3
4
4
3
10
4
7
2
4
2
4
5
10
15
37
6
1
7
12
33
HQI Franchisee Offices
HQI Licensed Offices

225+ Franchised and Licensed Offices Nationwide

- Concentration of branches in established and emerging regions
- Regional branches provide local brand recognition
  - Local market opportunities and trends are more readily identified
- Diverse staffing offerings allow for multiple locations in many markets

Financial Highlights

HireQuest generated significant momentum through 2021 into 2022

Q2 '22 LTM Metrics

$429.7M
System-Wide Sales

$31.1M
Total Revenue

$13.3M
Income from Operations

$10.7M
Net Income[1]

$0.78
Diluted EPS[1]

$20.0M
Adjusted EBITDA[2]



Quarterly System-Wide Sales
($ in millions)
$56.5
$44.1
$55.6
$54.8
$56.1
$89.7
$101.9
$106.8
$101.0
$120.0
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Q2 '22

1) Net income and diluted EPS are for continuing operations and exclude income from discontinued operations.
2) Non-GAAP financial measure. EBITDA adjusted for stock-based compensation, WOTC related costs, impairment of notes receivable, and net acquisition-related charges. See appendix for further detail.

Compelling Recurring Revenue Model

Franchise Royalties

- Royalty from franchisees for back-office support services including:
  - Business, financial, marketing and operational support services
  - National account sales
  - Software
  - Administrative and technical support

License Fees (California)

- Fee received for use of trademarks in California:
  - Minimal associated operating costs

Service Revenues

- Generate fees from:
  - Payroll / receivables financing
  - Financing for start-up operations or business disruptions

Hypothetical Single Branch

System Sales		Revenue to HQI		HQI Expenses		HQI Net Income
~$2.1 million Franchisee Revenue	× ~6.5% Blended Royalty Rate & Service Revenue	→ ~$136,500 HQI Revenue	−	~3% of System Sales	=	~$73,500 (~3.5% of System Sales)

Building Holistic Value Under the Franchise Model

Candidates

- One-stop shop matching qualified candidates with available work
- Same-day pay for direct dispatch temporary employees

Customers

- Trusted name with national footprint
- Diverse full-service staffing solutions
- HQI-sponsored workers' compensation and liability insurance programs reduce customer costs

HIREQUEST

Franchisees

- Up to 100% financing of new franchise openings with reasonable repayment terms
- Established brand names
- Workers' compensation insurance protects franchisees from operational risk
- Incentive program aligns franchisee goals with management's expectations

Shareholders

- Multiple recurring revenue streams
- Aggressive expansion strategy to drive revenue and enhance margins
- Minimal capital outlays
- Franchise model drives immediate returns

Benefits of the Franchise Solution

HireQuest Inc. Franchise Model

Incentive Alignment

- Franchisees are owners and drive branch-level performance and management expectations

Expense Control

- Less need for regional/middle management, significantly reduces operating expenditures
- Providing lower cost payroll financing and workers compensation insurance to franchisees

Enhanced Economic Resiliency

- Exposure to diverse set of customer verticals and recurring revenue streams helps mitigate HQI's exposure to economic risk

National Scale Drives Local Service

- National accounts, payroll financing and technology solutions reduce franchisee workload to drive stronger staffing operations at the local level

Traditional Staffing Model

Fluctuating Compensation

- Difficult to incentivize employees profitably - variable compensation structures across locations/verticals can result in inconsistent performance

Obstacles to Expense Control

- Additional management required as offerings and locations grow
- Small-mid scale competitors may have a harder time obtaining low-cost financing and adequate workers compensation programs at reasonable costs

Increased Exposure to Economic Risk

- Current economic environment largely impacts cyclical performance

Well-Positioned for the Future

Expanding Verticals & Offerings

- ✓ Franchisees and their customers benefit from HQI's commitment to sustainable expansion
- ✓ Expand Snelling Medical footprint – significant opportunities across the HQI brand portfolio footprint
- ✓ Build DriverQuest – substantial growth opportunities in long-haul and last-mile drivers

Growing Franchisees and Geographic Footprint

- ✓ Commercial staffing market is underserved; favorable environment for new franchisees
- ✓ HQI's proven returns and ancillary services attract franchisees
- ✓ Leveraging opportunities to expand national reach (Upper-Midwest)
- ✓ Royalty credits and financing assistance are strong incentives

Increasing National Accounts

- ✓ Scale combined with unique royalty business model expected to drive growth in National Accounts
- ✓ Significantly expanded footprint increases relevance to national and global customers

Acquisitions

- ✓ Acquisition strategy benefitting from fragmented on-demand labor industry
- ✓ Near immediate return through conversion to franchise model
- ✓ Targeting ancillary businesses

Contact Us

HireQuest, Inc.
David Hartley, Director of Corporate Development
111 Springhall Drive
Goose Creek, SC 80235
Tel (800) 835-6755
cdhartley@hirequest.com

IMS Investor Relations
Investor Relations
John Nesbett / Jennifer Belodeau
Tel (203) 972-9200
hirequest@imsinvestorrelations.com

Appendix

HireQuest Inc.

Statement of Operations

(in thousands, except per share data)	Three months ended		Six months ended	
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
System-Wide Sales[1]	$ 120,032	$ 89,744	$ 221,065	$ 145,849
Franchise royalties	$ 7,220	$ 5,451	$ 13,793	$ 8,710
Staffing revenue, owned locations	1,288	-	2,392	-
Service revenue	780	256	1,248	399
Total revenue	**9,288**	**5,707**	**17,433**	**9,109**
Cost of staffing revenue, owned locations	947	-	1,709	-
Gross profit	**8,341**	**5,707**	**15,724**	**9,109**
Selling, general and administrative expenses	3,530	2,041	6,367	5,882
Depreciation and amortization	610	366	1,176	699
Income from operations	**4,201**	**3,300**	**8,181**	**2,528**
Other miscellaneous income	1,458	30	(1,922)	3,811
Interest income	54	96	147	231
Interest and other financing expense	(109)	(20)	(157)	(25)
Net income before income taxes	**5,604**	**3,406**	**6,249**	**6,545**
Provision (benefit) for income taxes	847	686	934	83
Income from continuing operations	**4,757**	**2,720**	**5,315**	**6,462**
Income from discontinued operations, net of tax	134	-	179	-
Net income	**$ 4,891**	**$ 2,720**	**$ 5,494**	**$ 6,462**
Basic earnings per share				
Continuing operations	$ 0.35	$ 0.20	$ 0.39	$ 0.47
Discontinued operations	0.01	-	$ 0.01	$ -
Total	**$ 0.36**	**$ 0.20**	**$ 0.40**	**$ 0.47**
Diluted earnings per share				
Continuing operations	$ 0.35	$ 0.20	$ 0.39	$ 0.47
Discontinued operations	0.01	-	0.01	-
Total	**$ 0.36**	**$ 0.20**	**$ 0.40**	**$ 0.47**

1) *HireQuest system-wide sales do not include pro forma adjustments for the Snelling or Link acquisitions.*

Summary Balance Sheets

(in thousands)	Period ended	
	March 31, 2022	December 31, 2021
ASSETS		
Current assets		
Cash	$ 1,128	$ 1,256
Accounts receivable, net of allowance for doubtful accounts	45,676	38,239
Other current assets	4,023	2,509
Total current assets	50,827	42,004
Property and equipment, net	4,438	4,454
Franchise agreements, net	18,103	18,848
Other intangible assets, net	11,265	8,078
Goodwill	1,075	-
Other assets	4,187	3,968
Total assets	$ 89,895	$ 77,352
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current liabilities		
Accounts payable	$ 629	$ 1,126
Line of credit	2,839	171
Term loan payable	654	210
Other current liabilities	24,527	19,964
Total current liabilities	28,649	21,471
Term loan payable, net of current portion	3,645	2,856
Other liabilities	5,713	6,290
Total liabilities	38,007	30,617
Stockholders' equity	51,888	46,735
Total liabilities and stockholders' equity	$ 89,895	$ 77,352

Reconciliation of Non-GAAP Financial Measure

(in thousands)

Net Income to Adjusted EBITDA[1]	For the Trailing Twelve Months (TTM) ended June 30, 2022
Net Income	$ 10,882
Interest expense	289
Provision for income taxes	1,489
Depreciation & amortization	2,040
WOTC related costs	651
EBITDA	$ 15,351
Non-cash compensation	2,368
Acquisition related charges, net	1,765
Impairment of notes receivable	540
Adjusted EBITDA[1]	$ 20,024

1) Non-GAAP financial measure